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                                                                    EXHIBIT 10.5

                             AVANIR PHARMACEUTICALS
                          RESTRICTED STOCK GRANT NOTICE
                          (2003 EQUITY INCENTIVE PLAN)

Avanir Pharmaceuticals (the "Company"), pursuant to its 2003 Equity Incentive Plan (the "Plan"), hereby grants to the participant under the Plan (the "Participant") the number of shares (the "Shares") of the Company's Class A Common Stock, no par value (the "Common Stock"), set forth below (the "Award"). This Award is subject to all of the terms and conditions as set forth in this Restricted Stock Grant Notice (the "Grant Notice"), and in the Restricted Stock Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Vesting
Commencement
Date:

Number of Shares
Subject to Award:

Vesting Schedule:

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement, the Joint Escrow Instructions and the Plan, set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements relating thereto, with the exception of other awards previously granted and delivered to Participant under the Plan.

AVANIR PHARMACEUTICALS                           PARTICIPANT:

By: _____________________________                By: __________________________
               Signature                                       Signature

Name: ___________________________

Title: __________________________

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         Attachment I: Restricted Stock Agreement

         Attachment II: 2003 Equity Incentive Plan

         Attachment III: Form of Assignment Separate from Certificate

         Attachment IV: Form of Joint Escrow Instructions

         Attachment V: Consent of Spouse

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                                  ATTACHMENT I

                             AVANIR PHARMACEUTICALS
                           2003 EQUITY INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT

         RESTRICTED STOCK AGREEMENT (the "Agreement"), dated ____________, 200_, by and between [__________] ("Participant") and Avanir Pharmaceuticals, a California corporation (the "Company").

                                    RECITALS

         WHEREAS, the Company has adopted the Avanir Pharmaceuticals 2003 Equity Incentive Plan (the "Plan"), which provides for awards of restricted stock to the Company's Directors, Officers, Employees and Consultants; and

         WHEREAS, Participant is currently serving as a [employee / officer / director] of the Company; and

         WHEREAS, the Company desires to issue to Participant, and Participant desires to acquire from the Company, shares of Class A Common Stock, no par value, of the Company ("Common Stock"), pursuant to the provisions of the Plan.

         NOW THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.   DEFINITIONS.

         Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meanings ascribed to them in the Plan.

2.   GRANT OF AWARD.

         Pursuant to the terms of the Restricted Stock Grant Notice ("Grant Notice") and this Agreement (collectively, the "Award"), the Company hereby grants to Participant that number of shares of Common Stock set forth in the Grant Notice (the "Shares").

3.   DELIVERY OF DOCUMENTS.

         The delivery of the Shares shall be effected as follows: Participant agrees to execute three copies of a blank Assignment Separate from Certificate substantially in the form attached to the Grant Notice as Attachment III and Joint Escrow Instructions substantially in the form attached to the Grant Notice as Attachment IV and to deliver the same in accordance with Section 7 below. Participant shall also deliver to the Company a signed spousal consent substantially in the form attached hereto as Attachment V, if he or she is married on the Date of the Grant set forth in the Grant Notice.

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4.   VESTING.

         Subject to the provisions of the Plan, the Shares shall vest in accordance with the Grant Notice.

5.   SECURITIES LAW COMPLIANCE.

         Notwithstanding anything to the contrary contained herein, Participant may not receive any Shares unless they are registered under the Securities Act and approved for listing on the principal stock exchange on which the Common Stock trades.

6.   RIGHT OF REACQUISITION.

         In the event Participant's service as a [_______] of the Company is terminated [specify conditions], the Company shall have a right to reacquire (the "Reacquisition Rights") the Shares received pursuant to the Award that have not yet vested in accordance with the Vesting Schedule on the Grant Notice (the "Unvested Shares"). [The Company shall, simultaneously with Participant's Termination as a [___________] in such event, automatically reacquire all of the Unvested Shares for the original purchase price thereof, if any, paid by the Participant, unless the Company agrees to waive its Reacquisition Rights to any or all of the Unvested Shares.] Any such waiver shall be exercised by the Company by written notice to Participant or his or her representative (with a copy to the Escrow Agent) within 30 days after Participant's Termination. If the Company does not waive its Reacquisition Rights to any or all of the Unvested Shares, the Escrow Agent shall be notified accordingly and instructed to return the Unvested Shares to the Company for cancellation.

7.   ESCROW OF UNVESTED COMMON STOCK.

         As security for the faithful performance of the terms of this Agreement and to insure the availability for delivery of Participant's Common Stock upon execution of the Reacquisition Rights herein provided for, Participant agrees, concurrently herewith, to deliver to and deposit with the Secretary of the Company or the Secretary's designee (the "Escrow Agent"), as Escrow Agent in this transaction, the certificate or certificates evidencing the Shares and three executed blank forms of Assignment Separate from Certificate in the form attached to the Grant Notice as Attachment III. Such documents will be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions delivered to the Escrow Agent concurrently herewith.

8.   RIGHTS AS SHAREHOLDER.

         Subject to the provisions of this Agreement, Participant shall be entitled to exercise all rights and privileges of a shareholder of the Company with respect to the Shares deposited in escrow. Participant shall be deemed to be the holder of the Shares for purposes of receiving any dividends that may be paid with respect to such Shares and for purposes of exercising any voting rights relating to such Shares, even if some or all of the Shares have not yet vested and been released from the Company's Reacquisition Rights.

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9.   LIMITATIONS ON TRANSFER.

         In addition to any other limitation on transfer created by applicable securities laws, Participant agrees not to sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except by will or by the laws of descent and distribution while the Shares are subject to the Reacquisition Rights.

10.  RESTRICTIVE LEGENDS.

         The stock certificates evidencing the Shares issued under the Award shall bear appropriate legends determined by the Company.

11.  AWARD NOT A SERVICE CONTRACT.

         The Award is not a service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on the Company, its shareholders, Board of Directors, officers or employees to continue Participant's position as a [_______] of the Company.

12.  WITHHOLDING OBLIGATIONS.

         12.1 At the time the Award is granted, or at any time thereafter as requested by the Company, Participant authorizes withholding from payroll and any other amounts payable to him/her, and otherwise agrees to make adequate provision for, any sums required to satisfy federal, state, local and foreign tax withholding obligations of the Company or an affiliate, if any, which arise in connection with the Award.

         12.2 Unless the tax withholding obligations of the Company or any affiliate are satisfied, the Company shall have no obligation to issue a certificate for any of the Shares or release any of the Shares from any escrow provided for herein.

13.  NOTICES.

         Any notices provided for in the Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to Participant, five days after deposit in the United States mail, postage prepaid, addressed to Participant at the last address provided by Participant to the Company.

14.  MISCELLANEOUS.

         14.1 The rights and obligations of the Company under the Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns.

         14.2 Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

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         14.3     Participant acknowledges and agrees that he/she has reviewed the Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all provisions of the Award.

15.  GOVERNING PLAN DOCUMENT.

         The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan shall control.

         Participant represents that he or she has read this Agreement, the Grant Notice and the Plan and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

AVANIR PHARMACEUTICALS                           [NAME]

By: _____________________________                By: ___________________________
             Signature                                        Signature

Name: __________________________

Title: _________________________

                 [SIGNATURE PAGE TO RESTRICTED STOCK AGREEMENT]

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                                  ATTACHMENT II
                           2003 EQUITY INCENTIVE PLAN

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                                 ATTACHMENT III
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         For Value Received and pursuant to that certain Restricted Stock Grant Notice and Restricted Stock Agreement (the "Award"), _____________ hereby sells, assigns and transfers unto Avanir Pharmaceuticals, a California corporation ("Assignee") ________________________ (__________) shares of the Common Stock of the Assignee, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint the Company's Secretary as attorney-in-fact to transfer the said stock on the books of the within named Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Award, in connection with the reacquisition of shares of Common Stock of the Corporation issued to the undersigned pursuant to the Award, and only to the extent that such shares remain subject to the Corporation's Reacquisition Rights under the Award.

Dated:__________________________

      Signature:________________

      _______________, Recipient

[Instruction: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable execution of the Company's Reacquisition Rights set forth in the Award without requiring additional signatures on your part.]

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                                  ATTACHMENT IV
                            JOINT ESCROW INSTRUCTIONS

Date:_________________

Secretary
Avanir Pharmaceuticals
11388 Sorrento Valley Rd
Suite 200
San Diego, CA 92121

Dear Sir/Madam:

         As Escrow Agent for both Avanir Pharmaceuticals, a California corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the certificate or certificates evidencing the shares (the "Shares") of the Company's Class A Common Stock, no par value ("Common Stock"), granted under an Award issued pursuant to the Company's 2003 Equity Inventive Plan (the "Plan") and the documents delivered to you pursuant to that certain Restricted Stock Grant Notice (the "Grant Notice"), dated _______________, 20___, and Restricted Stock Agreement (the "Agreement") of the same date, in accordance with the following instructions:

1. In the event Recipient's service as a [_________]of the Company is terminated, under circumstances set forth in Section 6 of the Agreement, the Company or its assignee will deliver to Recipient and you a written notice specifying that the certificate or certificates evidencing the Shares shall be transferred to the Company for cancellation or further transfer pursuant to any waiver of Reacquisition Rights pursuant to Section 6 of the Agreement. Recipient and the Company hereby irrevocably authorize and direct you to complete such transfer in accordance with the terms of such notice.

2. In order to complete the share transfer, you are specifically directed (a) to date any forms of Assignments Separate from Certificate in your possession necessary for the transfer, (b) to insert the number of Shares being transferred in such forms, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to the Company.

3. Recipient irrevocably authorizes the Company to deposit with you any certificates registered in his or her name evidencing the Shares and any additions to and substitutions for the Shares as specified in the Grant Notice. Recipient hereby irrevocably constitutes and appoints you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

4. This escrow shall terminate upon vesting of the Shares or upon the earlier return of the Shares to the Company.

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5. If at the time of termination of this escrow you have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to Recipient or his/her permitted assigns or representatives and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely, and shall be protected in relying or refraining from acting, on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the loss of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel, including, but not limited to the Company's counsel, and other experts as you may deem necessary to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an employee of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Shares, you may (but are not obligated to) retain in your

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possession without liability to anyone all or any part of such securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. All of your costs and expenses, including without limitation attorneys fees and disbursements and the fees and expenses of other advisors, incurred in performing your duties as Escrow Agent hereunder shall be promptly paid by the Company upon submission of appropriate documentation.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

Company:                   Avanir Pharmaceuticals
                           11388 Sorrento Valley Road , Suite 200
                           San Diego, CA 92121
                           Attn: Chief Financial Officer

Recipient:                 Insert Recipient's Name
                           Insert Address
                           Insert Address

Escrow Agent:              Avanir Pharmaceuticals
                           11388 Sorrento Valley Rd, Suite 200
                           San Diego, CA 92121
                           Attn: Secretary

17. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Grant Notice.

18. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

                                    *  *  *

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Very truly yours,

       AVANIR PHARMACEUTICALS                    RECIPIENT

       By: _________________________             _______________________________
       Name:                                     (Signature)
       Title:

                                                 _______________________________
                                                 (Print Name)

       ESCROW AGENT:________________

       By:__________________________
             Gregory P. Hanson
             Secretary

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                                  ATTACHMENT V
                                 SPOUSAL CONSENT

                                CONSENT OF SPOUSE

         I, _____________________, spouse of ____________________, have read and hereby approve the AVANIR Pharmaceuticals (the "Company") Restricted Stock Grant Notice, dated _____________, and all attachments thereto (the "Agreement"). In consideration of the granting of securities to my spouse as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement, or any securities issued thereunder, under the community property laws or similar laws relating to marital property in effect in our state of residence as of the date of execution of the Agreement.

Dated:______________________                   Signature:_____________________